Exhibit 10.24

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of December 18, 2018, by and among Oi S.A. – In Judicial Reorganization (the “Company”) and each investor, fund advisor or fund manager party hereto (each, a “Potential Shareholder,” and collectively, the “Potential Shareholders”). Any funds or accounts that hold Registrable Securities and that are advised or managed by a Potential Shareholder or an affiliate thereof shall also be deemed to be Potential Shareholders for purposes of this Agreement. Each of the Company and the Potential Shareholders may be referred to in this Agreement as a “Party,” and, collectively, as the “Parties.” Capitalized terms used but not otherwise defined herein have the meanings assigned such terms in Section 9 of this Agreement. The term “Potential Shareholder” and “Party” shall also include any Joining Party to whom rights and obligations hereunder are assigned in compliance with Section 10(d).

A.    On December 12, 2017, the Company and certain of its subsidiaries filed a plan for reorganization with the 7th Lower Commercial Court of Rio de Janeiro/RJ (Case Records No. 0203711-65.2016.8.19.0001) (the “Reorganization Plan”).

B.    In connection with the Reorganization Plan, the Company and certain investors and fund managers (the “Backstop Investors”) entered into that certain Subscription and Commitment Agreement, dated as of December 19, 2017 (as amended, restated, supplemented and otherwise modified from time to time, the “Subscription Agreement”), pursuant to which (i) subject to the terms and conditions set forth in the Subscription Agreement, each Backstop Investor is entitled to and obligated to subscribe for its Commitment Percentage of any Unsubscribed Shares and, under the circumstances set forth in the Subscription Agreement, each Backstop Investor is entitled to elect to receive its Commitment Fee in the form of Commitment Fee Shares, and (ii) the Company agreed to use commercially reasonable efforts to enter into a customary registration rights agreement with respect to the Unsubscribed Shares that the Backstop Investors purchase and any Commitment Fee Shares received by the Backstop Investors, in each case pursuant to the Subscription Agreement and to have declared effective pursuant thereto a Resale Registration Statement with respect to such Unsubscribed Shares and any Commitment Fee Shares on the Closing Date.

C.    As provided in the Subscription Agreement, the Parties desire to enter into this Agreement in order to grant to the Potential Shareholders certain registration rights relating to the Registrable Securities, all in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Potential Shareholder hereby agree as follows:

1.	Registration. As promptly as practicable following the Closing Date, but in any event no later than the latest to occur of:

(a)

five (5) Business Days following the Shareholder Submission Deadline, it being understood and agreed that the Company may decline to include in the Resale Registration Statement the Registrable Securities held by any Potential Shareholder that did not provide the Company with a properly completed and duly executed Selling Shareholder Questionnaire by the Shareholder Submission Deadline; provided that in the event that the Company amends the Resale Registration Statement pursuant to Section 10(d)(iii) or 10(d)(iv) and a Potential Shareholder that is a Party as of the Shareholder Submission Deadline has delivered its properly completed and duly executed Selling Shareholder Questionnaire to the Company at least three (3) Business Days prior to the date of such amendment, the Company will use commercially reasonable efforts to include the Registrable Securities held by such Potential Shareholder as of the Shareholder Submission Deadline in such amendment; or

(b)

two (2) Business Days following the date on which the funds related to the subscription for the Unsubscribed Shares to the Company are released from the Escrow Account (as defined in the Subscription Agreement) to the Company in accordance with Section 4(c) of the Subscription Agreement (the latest to occur of (a) and (b), the “Filing Deadline”), the Company shall file with the SEC a Resale Registration Statement. The Company shall use its commercially reasonable efforts to cause the Resale Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable following the filing of the Resale Registration Statement. The Company shall use its commercially reasonable efforts to keep such Resale Registration Statement continuously effective under the Securities Act until the earlier of (1) the date that all Registrable Securities covered by such Resale Registration Statement are no longer Registrable Securities, and (2) three years from the effective date of the Resale Registration Statement.

2.	Registration Procedures.

(a)	The Company shall:

(i)

(A) prepare in good faith and file the Resale Registration Statement with the SEC with respect to the Registrable Securities identified by the Potential Shareholders in their Selling Shareholder Questionnaires, and (B) at least two Business Days prior to such filing of the Resale Registration Statement or any amendment, final prospectus, free writing prospectus, exhibit, supplement or other information relating thereto, furnish to each Shareholder Counsel a draft thereof, and the Company shall consider all reasonable comments of Shareholder Counsel in good faith prior to such filing with respect thereto;

(ii)

(A) respond to written comments received from the SEC upon a review of the Resale Registration Statement in a timely manner (B) prepare in good faith and file any response letter to the SEC and any amendment necessary to respond to such written comments and (C) prior to such filing, furnish to each Shareholder Counsel a draft of such letter and amendment at least two Business Days prior to such filing, which letter and amendment shall be subject to the reasonable review and comment of such counsel and the Company shall consider all reasonable comments of Shareholder Counsel in good faith;

(iii)

(A) promptly notify the Potential Shareholders of the effectiveness of the Resale Registration Statement upon being informed thereof by the SEC; (B) if applicable, promptly file with the SEC in accordance with Rule 424(b) under the Securities Act the final prospectus to be used in connection with sales pursuant to such Resale Registration Statement in accordance with the timing requirements set forth in Rule 424(b); and (C) promptly prepare and file with the SEC such amendments and supplements to such Resale Registration Statement as are required;

(iv)

use its commercially reasonable efforts in good faith to cause the depositary (the “Depositary”) with respect to the American Depositary Shares representing the Company’s common shares (the “Common ADSs”) to keep the registration statement on Form F-6 effective, in compliance with the provisions of the Securities Act and with a number of available Common ADSs sufficient to represent all of the Registrable Securities until all Registrable Securities covered by such Resale Registration Statement have been disposed of or are no longer Registrable Securities;

(v)

use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of any stop order or other order suspending the effectiveness of the Resale Registration Statement as promptly as practicable;

(vi)

promptly furnish to the Potential Shareholders such number of copies of such Resale Registration Statement, each amendment and supplement thereto, the prospectus included in such Resale Registration Statement and such other documents as the Potential Shareholders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Potential Shareholders;

(vii)

notify the Potential Shareholders (A) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Resale Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, as expeditiously as possible following the happening of such event, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; (B) of the issuance or threatened issuance by the SEC or any other governmental or regulatory authority of any stop order, injunction or other order or requirement suspending the effectiveness of the Resale Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any proceedings for that purpose; and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;

(viii)

use its commercially reasonable efforts to (A) cause all such Registrable Securities to be listed on the New York Stock Exchange in the form of Common ADSs, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (B) if such listing is not then permitted, or no similar securities issued by the Company are then so listed, secure a designation and quotation of all of the Registrable Securities covered by each Resale Registration Statement on the OTC Bulletin Board;

(ix)

negotiate in good faith such customary agreements and use its commercially reasonable efforts to take such other actions as the Potential Shareholders reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(x)

otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Resale Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and which requirement will be deemed satisfied if the Company timely files complete and accurate information on Form 20-F and Current Reports on Form 6-K under the Exchange Act; and

(xi)

in the event that the Registrable Securities are not listed on the New York Stock Exchange or such other event occurs such that the federal preemption of state “blue sky” or other U.S. state securities laws is not available in the reasonable opinion of the Majority Investors, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other U.S. “blue sky” or other U.S. state securities laws of such jurisdictions as the Majority Investors shall reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Potential Shareholders to consummate the disposition in such U.S. jurisdictions of the Registrable Securities owned by the Potential Shareholders (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(b)	Each Potential Shareholder shall:

(i)	deliver to the Company no later than the Shareholder Submission Deadline a properly completed and duly executed Selling Shareholder Questionnaire and

(ii)

promptly notify the Company of the happening of any event as a result of which any information set forth in the Resale Registration Statement furnished by or regarding such Potential Shareholder contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading.

Upon the notification by a Selling Shareholder pursuant to Section 2(b)(ii), the Company shall provide the written notice contemplated by Section 2(c)(ii) and take the further steps contemplated by Section 2(c).

(c)	The Potential Shareholders shall not effect sales of any Registrable Securities covered by the Resale Registration Statement:

(i)

prior to the withdrawal of any stop order suspending the effectiveness of the Resale Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the registration or qualification of any Registrable Securities included in the Resale Registration Statement for sale in any jurisdiction where such shares had previously been registered or qualified,

(ii)

after receipt of facsimile or other written notice from the Company instructing the Potential Shareholders to suspend sales to permit the Company to correct or update the Resale Registration Statement or prospectus, including (A) in compliance with the undertakings of the Company set forth in Regulation S-K Item 512(a) contained in the Resale Registration Statement and (B) based on information contained in the notice from a Potential Shareholder under Section 2(b)(ii), until the Potential Shareholders receive copies of a supplemented or amended prospectus that corrects any such misstatement(s) or omission(s) or includes any required updates and receives notice that any required post-effective amendment has become effective, or

(iii) during any Blackout Period (as defined below).

The Potential Shareholders agree that they will immediately discontinue offers and sales of Registrable Securities under the Resale Registration Statement until the Potential Shareholders receive copies of a supplemented or amended prospectus that corrects any such misstatement(s) or omission(s) and receives notice that any post-effective amendment has become effective. With respect to foregoing clause (ii), the Company agrees to use commercially reasonable efforts to promptly supplement or amend the prospectus or Resale Registration Statement, as applicable, to correct or update the Resale Registration Statement or prospectus and upon filing of same with the SEC and, if applicable upon the declaration of the effectiveness of the same by the SEC, to notify the Potential Shareholders that the suspension of offers and sales has been discontinued.

(d)

Notwithstanding anything herein to the contrary, the Company shall have the right to suspend the use of the Resale Registration Statement for a period of not greater than forty-five (45) consecutive days and for not more than ninety (90) days in any twelve (12)-month period (“Blackout Period”) if in the good faith opinion of the Board of Directors of the Company, after consultation with legal counsel, (i) statutory or regulatory requirements prevent the use of the Resale Registration Statement or the prospectus contained therein or (ii) material, nonpublic information exists, including, without limitation, the proposed acquisition or divestiture of assets by the Company, a strategic alliance or a financing transaction involving the Company or the existence of pending material corporate developments, the public disclosure of which would be necessary to cause the Resale Registration Statement to be materially true and to contain no material misstatements or omissions, and in each such case, where, such public disclosure would be reasonably likely to have a material adverse effect on the Company or on the proposed transaction. The Company must give the Potential Shareholders written notice promptly upon knowledge that a Blackout Period (without indicating the nature of such Blackout Period) may occur and prompt written notice of the commencement of any Blackout Period. Upon the conclusion of a Blackout Period, the Company shall provide the Potential Shareholders written notice that the Resale Registration Statement is again available for use. For the avoidance of doubt, any suspension of the use of the Resale Registration Statement pursuant to Section 2(b)(ii) above does not count toward the days of a Blackout Period.

(e)

In the event the Potential Shareholders’ Registrable Securities cease to be Registrable Securities pursuant to clause (iii) of the definition of “Registrable Securities” in Section 9 hereof, the Company shall, if requested by the Potential Shareholders, use commercially reasonable efforts to assist the Potential Shareholders in effecting the transfer or sale of such securities in accordance with Rule 144 (or any similar provisions then in force) under the Securities Act, including, without limitation, providing customary instructions, opinions or other documentation or actions required to effect a transfer or sale of such securities.

3.

Registration Expenses. All expenses (other than Selling Expenses) incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing fees, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and independent certified public accountants, and other persons retained by the Company, and reasonable and documented fees and expenses of counsel for the Potential Shareholders (“Potential Shareholders’ Counsel”), as provided in the existing engagement letters between the Company and such Potential Shareholders’ Counsel, in connection with the Resale Registration Statement (all such expenses being herein called “Registration Expenses”), shall be borne by the Company. The Company shall not be liable for any Selling Expenses. As used herein, the term “Selling Expenses” shall mean, collectively, any selling commissions, discounts or brokerage fees relating to the sale by a Potential Shareholder of Registrable Securities pursuant to the Resale Registration Statement.

4.	Potential Shareholders’ Obligations.

(a)

Each Potential Shareholder covenants and agrees that, in the event the Company informs such Potential Shareholder in writing that it does not satisfy the conditions specified in Rule 172 under the Securities Act and, as a result thereof, such Potential Shareholder is required to deliver a prospectus in connection with any disposition of Registrable Securities, it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Resale Registration Statement, and shall sell the Registrable Securities only in accordance with a method of distribution described in the Resale Registration Statement.

(b)

Each Potential Shareholder shall provide written notice to the Company as soon as practicable, and in any case within five (5) Business Days, once it ceases to own any Registrable Securities because of one or more transfers or other dispositions pursuant to clause (i) or (ii) of the definition of Registrable Securities. The Company shall not disclose any information regarding the Potential Shareholders’ holdings of Registrable Securities communicated to the Company in accordance with this Section 4(b) to any other Persons, other than its counsel.

5.	Indemnification.

(a)

The Company agrees to indemnify and hold harmless each Potential Shareholder and each of its officers, directors, partners, managers, members, investment managers, investment advisors, employees, agents and representatives, and each Person who controls such Potential Shareholder (within the meaning of Section 15 the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all losses, claims, damages, liabilities and any related expenses (including reasonable legal expenses) to which they or any of them may become subject under the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Resale Registration Statement, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in the Resale Registration Statement, any free writing prospectus prepared by or on behalf of the Company, prospectus, or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent that (i) such claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement, any free writing prospectus prepared by or on behalf of the Company, prospectus, or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact in reliance upon and in conformity with the Selling Shareholder Information furnished to the Company by or on behalf of such Potential Shareholder expressly for use therein, (ii) such claim is related to the use by such Potential Shareholder of an outdated or defective prospectus (A) after such party has received written notice from the Company that such prospectus is outdated or defective or that the Potential Shareholder knew was outdated or defective, including pursuant to events contemplated by Section 2(a)(vii) hereof, or (B) after such party has received written notice from the Company pursuant to Section 2(c)(ii) hereof instructing the Potential Shareholders to suspend sales, or (iii) such claim arises out of or is based upon any sales of Registrable Securities made during a Blackout Period after written notice is given pursuant to Section 2(d).

(b)

Each Potential Shareholder agrees, severally and not jointly, to indemnify and hold harmless the Company, its officers, directors, partners, managers, members, investment managers, employees, agents and representatives and each Person who controls the Company (within the meaning of Section 15 the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all losses, claims, damages, liabilities and any related expenses (including reasonable legal expenses) to which they or any of them may become subject under the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Resale Registration Statement, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise directly out of or are based upon any untrue or alleged untrue statement of material fact contained in the Resale Registration Statement, any free writing prospectus, prospectus, or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission was made in reliance upon and in conformity with any Selling Shareholder Information provided by such Potential Shareholder; provided that (i) each Potential Shareholder shall be liable for only up to the amount of net proceeds actually received by such Potential Shareholder (after deducting Selling Expenses) as a result of the sale of Registrable Securities pursuant to the Resale Registration Statement giving rise to such indemnification obligation; provided further that (ii) no Potential Shareholder shall be liable to any such indemnified party in any such case to the extent that such claim is related to (A) Selling Shareholder Information after such Selling Shareholder provided an update to such Selling Shareholder Information to the Company (1) prior to the date on which the Company requested that the Resale Registration Statement be declared effective by the SEC and the Company did not revise the Resale Registration Statement with such updated Selling Shareholder Information through filing a pre-effective amendment with the SEC or otherwise correcting such information in the Resale Registration Statement before it was declared effective, or (2) after the Resale Registration Statement became effective and the Company did not use commercially reasonable efforts to file an amendment or other supplement to the Resale Registration Statement with the SEC that would incorporate such updated Selling Shareholder Information; (B) Selling Shareholder Information after the Selling Shareholder provided the notice contemplated by Section 2(b)(ii) and the Company did not take the actions set forth in Section 2(c); and (C) the use by the Company of an outdated or defective prospectus to sell the Registrable Securities.

(c)

Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless, in the Company’s reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. After written notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim, the indemnifying party shall not be subject to any liability for any settlement subsequently made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to one local legal counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of the Company, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party shall be liable for the fees and expenses of one additional counsel (in addition to one local legal counsel) with respect to the indemnified parties. The indemnifying party shall keep the indemnified party reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect to such claim. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release from all liability with respect to such claim and does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

(d)

The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, partner, manager, member, investment manager, employee, agent, representative or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the indemnified party against the indemnifying party or others, and (ii) any liabilities to which the indemnifying party may be subject pursuant to the law.

(e)

If the indemnification provided for in this Section 5 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party agrees to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which such indemnifying party may be subject in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party, on the one hand, or the indemnified party, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 5(e) were determined by pro rata allocation (even if the Potential Shareholders holding Registrable Securities or any agents or underwriters or all of them were treated as a single entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 5(e) shall be deemed to include any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(e), (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation, and (ii) contribution by each Potential Shareholder shall be limited in amount to the net amount of proceeds actually received by such Potential Shareholder from the sale of Registrable Securities pursuant to the applicable Resale Registration Statement, less the amount of any damages that such Potential Shareholder has otherwise been required to pay in connection with such sale pursuant to this Agreement.

6.

Registration Default. The Company agrees to pay in immediately available funds to the account specified in writing by each Potential Shareholder within five (5) days following the failure by the Company to file a Resale Registration Statement with the SEC on or before the Filing Deadline (“Registration Default”), commencing on the day following the expiration of the Filing Deadline, a default fee of (a) for the first 30-day period during which a Registration Default has occurred and is continuing, US$20,000 per day, (b) for the second 30-day period during which a Registration Default has occurred and is continuing, US$25,000 per day, (c) for the third 30-day period during which a Registration Default has occurred and is continuing, US$30,000 per day, and (d) for the fourth 30-day period and thereafter during which a Registration Default has occurred and is continuing, US$40,000 per day, in each case, until a Resale Registration Statement is filed with the SEC (the “Default Fee”). The Default Fee shall be payable to each Potential Shareholder and allocated on a pro rata basis based on the number of Registrable Securities held by each Potential Shareholder. For the avoidance of doubt, no Default Fees shall be payable by the Company if the Registration Default is caused by the failure of a Potential Shareholder to furnish its Selling Shareholder Questionnaire on or prior to the Shareholder Submission Deadline as required by this Agreement.

7.

Reports under the Exchange Act. With a view to making available to the Potential Shareholder the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit a Potential Shareholder to sell securities of the Company to the public without registration (“Rule 144”), at all times during which there are Registrable Securities outstanding that have not been previously (a) sold to or through a broker or dealer or underwriter in a public distribution or (b) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(a)(1) thereof, in the case of either clause (a) or clause (b), in such a manner that, upon the consummation of such sale, all transfer restrictions and restrictive legends with respect to such shares are removed upon the consummation of such sale, the Company agrees to use its commercially reasonable efforts to:

(a)	make and keep “current public information” (within the meaning of Rule 144(c)(1)) available;

(b)

furnish to the Potential Shareholders so long as the Potential Shareholders own Registrable Securities, promptly upon request, a written statement by the Company, if true, that it has complied with all conditions set forth in Rule 144(c)(1), including that (i) it has filed all reports required under section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months and has been subject to such filing requirements for the past 90 days, and (ii) it has submitted electronically every Interactive Data File required to be submitted pursuant to Regulation S-T Rule 405 during the preceding 12 months; and

(c)

in the event that the Company is neither subject to section 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, furnish to the Potential Shareholders the information set forth under Section 4(d)(3) of the Securities Act.

8.

Preservation of Rights. Without the prior written consent of the Potential Shareholders, the Company shall not, on or after the date of this Agreement, enter into any agreement, take any action, or permit any change to occur, with respect to its securities that is inconsistent with or violates or subordinates the rights expressly granted to the Potential Shareholders in this Agreement, such as (a) adversely affecting the ability of the Potential Shareholders to include the Registrable Securities in a registration undertaken pursuant to this Agreement, or (b) affecting the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of shares).

9.	Definitions.

“Business Day” means any day on which the principal offices of the SEC in Washington, DC are open to accept filings and is not a day on which banking institutions in the State of New York and in the Federative Republic of Brazil generally are authorized or required by law or other governmental actions to close.

“Closing Date” has the meaning set forth in the Subscription Agreement.

“Commitment Fee” has the meaning set forth in the Subscription Agreement.

“Commitment Fee Shares” has the meaning set forth in the Subscription Agreement.

“Commitment Percentage” has the meaning set forth in the Subscription Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“Joinder Agreement” means the form of joinder agreement set forth on Exhibit B to this Agreement.

“Majority Investors” (i) has the meaning set forth in the Subscription Agreement before the Closing Date, and (ii) after the Closing Date means, as of the date of any determination, Potential Shareholders holding 60% of the then outstanding Registrable Securities.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

“Registrable Securities” means any Unsubscribed Shares or Commitment Fee Shares issued to a Potential Shareholder in accordance with the terms of the Subscription Agreement, that are represented by Common ADSs, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) the Resale Registration Statement covering such securities has been declared effective by the SEC and such securities have been disposed of pursuant to such effective Resale Registration Statement, (ii) such securities are sold or transferred to any Person (other than transfers in accordance with Section 10(d) hereof), (iii) such securities are eligible for sale by a Potential Shareholder without registration pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act without limitation thereunder on volume or manner of sale (subject to compliance with Section 2(e)), (iv) such securities shall have ceased to be outstanding, or (v) the stock certificates or evidences of book-entry registration relating to such securities have had all restrictive legends removed and may be transferred or sold under the Securities Act without limitation, restriction or condition thereunder.

“Resale Registration Statement” means the registration statement of the Company on Form F-1 or any successor form thereto which registers the resale by the Potential Shareholders of all of the Registrable Securities beneficially owned or, without duplication, held of record by the Potential Shareholders pursuant to the provisions of this Agreement, including the prospectus, amendments, and supplements to such Resale Registration Statement, including post-effective amendments and all exhibits to such Resale Registration Statement.

“SEC” means the United States Securities and Exchange Commission, and any governmental body or agency succeeding to the functions thereof.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Selling Shareholder Information” means, with respect to each Potential Shareholder, the information required under Item 9.D of Form 20-F, as provided in such Potential Shareholder’s Selling Shareholder Questionnaire, and any additional information provided by written notice by such Potential Shareholder for inclusion by the Company in the Resale Registration Statement if such additional information is specifically requested by the SEC to be included in the Resale Registration Statement.

“Selling Shareholder Questionnaire” means the Selling Shareholder Questionnaire in the form attached hereto as Exhibit A.

“Shareholder Counsels” means each of Dechert LLP, Cleary Gottlieb Steen & Hamilton LLP and Davis Polk & Wardwell LLP and each other legal counsel identified on the signature pages of the Potential Shareholders or any Joinder Agreement.

“Shareholder Submission Deadline” means 5:00 p.m., New York City time, on the third Business Day following the date of the Closing Notice (as defined in the Subscription Agreement) (such third Business Day, the “Initial Deadline”, which is expected to be January 22, 2019) or such later date and time on or prior to 5:00 p.m., New York City time, on the fifth Business Day following the Initial Deadline that is specified by written notice delivered to the Company by the Majority Investors on or prior to 5:00 p.m. on the second Business Day following the Initial Deadline.

“Unsubscribed Shares” has the meaning set forth in the Subscription Agreement.

10.	Miscellaneous.

(a)

Remedies. Each Party shall be entitled to enforce its rights under any provision of this Agreement specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by applicable law. The Parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Potential Shareholders may, in their sole discretion, apply to either the Chosen Courts or the courts of competent jurisdiction described below (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(i)

Executive Title and Specific Performance. The Company acknowledges for all legal purposes that this Agreement was duly executed by all the Parties and two (2) witnesses constitutes under the terms of the law an executive title (Título executivo extrajudicial) representing a valid, binding and enforceable obligation of the Company, pursuant to article 784 of the Brazilian Code of Civil Procedure, which may be enforced exclusively by the Potential Shareholders in the courts of the City of Rio de Janeiro, State of Rio de Janeiro, in its own terms and conditions, including through specific performance enforcement procedures, pursuant to article 497 of the Brazilian Code of Civil Procedure.

(ii)

Jurisdiction for Specific Performance. The Parties hereby agree, and the Company expressly declares, that the Potential Shareholders may properly bring suit in the courts of the City of Rio de Janeiro, Rio de Janeiro State, in order to seek specific performance of this Agreement’s obligations in accordance with this Section, as well as precautionary measures and injunctive relief. The Parties also hereby agree, and the Company also declares, that the Potential Shareholders’ right to bring suit in Brazil set forth in this Section and in Section 10(h) is not applicable nor extendable to the Company, which may only properly bring suit in the Chosen Courts to settle all disputes arising and/or related to this Agreement, its conclusion, interpretation, execution and enforcement, as well as its validity, effectiveness and binding related provisions.

(b)	Termination. All rights and obligations of the Company hereunder other than pursuant to Sections 3 and 5 hereof shall terminate on the date on which no Registrable Securities are outstanding.

(c)

Amendments and Waivers. Except as otherwise provided herein, this Agreement may only be modified, amended or supplemented (such waiver, modification, amendment or supplement, collectively, an “Amendment”), pursuant to the following conditions:

(i)

the Company’s written approval (including via email) is required for the effectiveness of any Amendment to this Agreement, which approval shall not be unreasonably withheld, conditioned or delayed with respect to any of the foregoing that do not adversely affect the rights of the Company under this Agreement; and

(ii)	the written approval (including via email) of the Majority Investors at the time of such Amendment is required for the effectiveness of any Amendment to this Agreement.

Any amendment to this Agreement that is not approved in accordance with this Section 10(c) shall be void and ineffective ab initio.

(d)	Assignment; No Third Party Beneficiaries.

(i)

The Company may not assign this Agreement nor any of the rights, interests or obligations under this Agreement without the prior written consent of the Majority Investors. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the Parties and their respective permitted successors and assigns. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Section 5 and this Section 10(d).

(ii)

Prior to the Shareholder Submission Deadline, without the consent of the Company or any other person, each Potential Shareholder may assign the rights and obligations hereunder with respect to any Unsubscribed Shares that it is obligated to acquire pursuant to the Subscription Agreement and any Commitment Fee Shares that it is entitled to receive pursuant to the Subscription Agreement (and any Registrable Securities issued or issuable with respect thereto) (collectively, the “Commitment Securities”) to any Person that (1) submits a Selling Shareholder Questionnaire on or prior to the Shareholder Submission Deadline, and (2) is obligated to acquire Unsubscribed Shares pursuant to the Subscription Agreement or is entitled to receive Commitment Fee Shares under the Subscription Agreement (a “Commitment Party”); provided that on or prior to the Shareholder Submission Deadline such Commitment Party executes a Joinder Agreement and delivers such Joinder Agreement to the Company; provided further that the Parties agree to permit transfers of Commitment Securities and assignments of the rights and obligations hereunder with respect to such Commitment Securities to any Person that is an Affiliate (as defined in the Subscription Agreement) of a Commitment Party or a Related Fund (as defined in the Subscription Agreement) of a Commitment Party so long such Commitment Party executes a Joinder Agreement and delivers such Joinder Agreement to the Company on or prior to the Initial Deadline and complies with the requirements of the Depositary with respect to the transfer of Commitment Securities.

(iii)

Following the initial filing of the Resale Registration Statement and prior to the date on which the Company submits a request to the SEC to declare the Resale Registration Statement effective, the Majority Investors may deliver one written notice to the Company (the “Amendment Notice”, and the date on which such notice is delivered to the Company, the “Amendment Notice Date”) specifying a date by which any Person to whom any Potential Shareholder transfers or assigns Registrable Securities following the Amendment Notice Date must submit a properly completed and duly executed Selling Shareholder Questionnaire to the Company if such Person desires to have such Registrable Securities included in the Resale Registration Statement (the “Subsequent Shareholder Submission Deadline”). In the event that the Majority Investors deliver the Amendment Notice, (1) each Potential Shareholder that is a Party as of the Amendment Notice Date that transfers or assigns all or a portion of the Registrable Securities that it holds on the Amendment Notice Date to any Person on or prior to the Subsequent Shareholder Submission Deadline, without the consent of the Company or any other person, may assign the rights and obligations hereunder with respect to the Registrable Securities so transferred or assigned to such Person, and (2) the Company will use commercially reasonable efforts to amend the Resale Registration Statement to include the Selling Shareholder Information provided by such Person as soon as practicable following the receipt by the Company of a properly completed and duly executed Selling Shareholder Questionnaire from such Person; provided, in each case, that such Potential Shareholder and such Person execute a Joinder Agreement and deliver such Joinder Agreement to the Company at or prior to the time of such transfer or assignment.

(iv)

Following the 60th calendar day after the initial filing of the Resale Registration Statement, if the Company has not submitted a request to the SEC to declare the Resale Registration Statement effective, in the event that a Potential Shareholder that is a Party as of the Shareholder Submission Deadline transfers or assigns all or a portion of the of the Registrable Securities that it holds to any Person that, after giving effect to such transfer or assignment such transfer or assignment, holds no fewer than 1,000,000 Registrable Securities, (1) such Potential Shareholder, without the consent of the Company or any other person, may assign the rights and obligations hereunder with respect to the Registrable Securities so transferred or assigned to such Person, and (2) the Company will use commercially reasonable efforts to amend the Resale Registration Statement to include the Selling Shareholder Information provided by such Person as soon as practicable following the receipt by the Company of a properly completed and duly executed Selling Shareholder Questionnaire from such Person; provided, in each case, that such Potential Shareholder and such Person execute a Joinder Agreement and deliver such Joinder Agreement to the Company at or prior to the time of such transfer or assignment.

(v)

Any Person that delivers a properly completed and duly executed Joinder Agreement to the Company in accordance with the provisions of this Section 10(d) shall be deemed to be a Potential Shareholder with all rights and obligations of a Potential Shareholder under this Agreement.

(e)

Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(f)

Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each Party to this Agreement and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Signatures delivered by electronic methods shall have the same effect as signatures delivered in person.

(g)	Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(h)

Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of New York applicable to parties residing in New York, without regard applicable principles of conflicts of law. Each Party irrevocably consents to the exclusive jurisdiction of any court located within New York County, New York (the “Chosen Courts”), in connection with any matter based upon or arising out of this Agreement or the matters contemplated hereby provided, that, the Potential Shareholders shall have the right to bring any claim against the Company in the courts of Brazil that shall have jurisdiction with respect to the Company (as discussed further above in Section 10(a)) and it agrees that process may be served upon it in any manner authorized by the laws of the State of New York for such Persons and waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction and such process. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(h).

(i)

Notices. All notices hereunder shall be deemed given if in writing and delivered, if sent by electronic mail, courier or by registered or certified mail (return receipt requested) to the following addresses and facsimile numbers (or at such other addresses or facsimile numbers as shall be specified by like notice):

If to the Company, to:

Oi S.A. – In Judicial Reorganization
Rua Humberto de Campos, 425, 7th Floor – Leblon
Rio de Janeiro – RJ 22430-190
Brazil
Attention:	Carlos Brandão
Eduardo Ajuz
Eurico Teles
Email:	carlos.brandao@oi.net.br
eduardo.ajuz@oi.net.br
eurico.teles@oi.net.br

with copies (which shall not constitute notice) to:
WHITE & CASE LLP
Southeast Financial Center
200 South Biscayne Blvd., Suite 4900
Miami, FL 33131-2352
Attention:	Mark Bagnall
Jessica Chen
Email:	mbagnall@whitecase.com
jessica.chen@whitecase.com

-and-

Barbosa Mussnich Aragão Av. Almirante Barroso, 52, 31st Floor
Rio de Janeiro – RJ 20031-000
Brazil
Attention:	Rafael Padilha Calabria
Felipe Guimarães Rosa Bon
Email:	calabria@bmalaw.com.br
fgb@bmalaw.com.br

If to a Potential Shareholder, to the address(es), electronic mail address(es) or facsimile number(s) set forth below such Potential Shareholder’s signature, as the case may be, with copies to any counsel designated by such Potential Shareholder (as included on its signature page or otherwise provided by written notice to the Company).

Any notice given by delivery, mail or courier shall be effective when received. Any notice given by facsimile shall be effective upon oral or machine confirmation of successful transmission. Any notice given by electronic mail shall be effective upon delivery.

(j)

Rules of Construction. The Parties agree that they have each been represented by counsel during the negotiation, preparation and execution of this Agreement (or, if executed following the date hereof by counterpart, have been provided with an opportunity to review the Agreement with counsel) and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(k)

Interpretation. This Agreement shall be construed in accordance with the following rules: (i) the terms defined in this Agreement include the plural as well as the singular; (ii) all references in the Agreement to designated “Sections” and other subdivisions are to the designated sections and other subdivisions of the body of this Agreement; (iii) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; (iv) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision; and (v) the words “includes” and “including” are not limiting.

(l)

Independent Agreement by the Potential Shareholders. The Parties acknowledge and agree that this Agreement does not constitute an agreement, arrangement, or understanding with respect to acting together for the purpose of acquiring, holding, voting, or disposing of Registrable Securities, Common ADSs, the Company’s common shares or preferred shares or any equity securities of the Company, and the Potential Shareholders do not constitute a “group” within the meaning of Rule 13d-5 under the Exchange Act. Nothing contained in this Agreement and no action taken by any Potential Shareholder pursuant to this Agreement shall be deemed to constitute or to create a presumption by any parties that the Potential Shareholders are in any way acting in concert or as a “group” or “joint actors” (or a joint venture, partnership or association), and each of the Parties agree to not assert any such claim with respect to such obligations or the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

COMPANY: OI S.A.—UNDER JUDICIAL REORGANIZATION

By:	/s/ Carlos Augusto M. P. de A. Brandão
Name: Carlos Augusto M. P. de A. Brandão Title: Chief Financial Officer and Investor Relations Officer

By:	/s/ José Cláudio Moreira Gonçalves
Name: José Cláudio Moreira Gonçalves Title: Executive Officer

[Signature Page to Registration Rights Agreement]

WITNESSES:

By:	/s/ Liane Elena de Q. Gonçalves
Name: Liane Elena de Q. Gonçalves Title:CPF: 510.591.347-72

By:	/s/ Sonia Ferreira de Lucena
Name: Sonia Ferreira de Lucena Title: 509.642.597-53

[Signature Page to Registration Rights Agreement]

POTENTIAL SHAREHOLDERS: BENEFIT STREET PARTNERS L.L.C. 9 WEST 57TH STREET NEW YORK, NEW YORK 10019

Date:	December 18, 2018	By:	/s/ Bryan Martoken
Name: Bryan Martoken Title: Chief Financial Officer

Address:
9 West 57th Street
New York, NY 10019

Facsimile:_________________________

Email: j.garvey@benefitstreetpartners.com

With a copy to (which shall not constitute notice):

CLEARY GOTTLIEB STEEN & HAMILTON LLP

One Liberty Plaza

New York, NY 10006

			Attention:	Richard J. Cooper
Francisco L. Cestero
Denise Filauro
			Email:	rcooper@cgsh.com
fcestero@cgsh.com
dfilauro@cgsh.com

[Signature Page to Registration Rights Agreement]

PF FUND LIMITED PARTNERSHIP

Date:	December 18, 2018	By: 2518154 Ontario Limited, its general partner

		Date:	/s/ Kathy Sarpash
Name: Kathy Sarpash Title: Vice-President and Secretary

Address:
181 Bay Street, Suite 300, Brookfield Place, Toronto, Ontario M5J 2T3 Canada

Facsimile:_________________________ Email: kathy.sarpash@brookfield.com With a copy to (which shall not constitute notice): CLEARY GOTTLIEB STEEN & HAMILTON LLP One Liberty Plaza New York, NY 10006
			Attention:	Richard J. Cooper
Francisco L. Cestero
Denise Filauro
			Email:	rcooper@cgsh.com
fcestero@cgsh.com
dfilauro@cgsh.com

[Signature Page to Registration Rights Agreement]

JH CREDIT, L.L.C.

Date:	12/18/18	By:	/s/ Viv Melwani
Name: Viv Melwani Title: Authorized Signatory

Address:
Attn: Office of the General Counsel
375 Park Ave., 12th Floor
New York, NY 10152
Facsimile:_________________________ Email: LEGALNOTICES@CENTERBRIDGE.COM

[Signature Page to Registration Rights Agreement]

BROOKFIELD CREDIT OPPORTUNITIES MASTER FUND, L.P.

Date:	December 18, 2018	By: Brookfield Asset Management Private Institutional Capital Adviser (Credit), LLC, its investment manager

		By:	/s/ Anthony Bavaro
Name: Anthony Bavaro Title: Vice President

Address:
250 Vesey St. 15th Floor
New York, NY 10281
Attn: Anthony Bavaro
Facsimile: N/A Email: Anthony.Bavaro@Brookfield.com With a copy to (which shall not constitute notice): CLEARY GOTTLIEB STEEN & HAMILTON LLP One Liberty Plaza New York, NY 10006
			Attention:	Richard J. Cooper
Francisco L. Cestero
Denise Filauro
			Email:	rcooper@cgsh.com
fcestero@cgsh.com
dfilauro@cgsh.com

[Signature Page to Registration Rights Agreement]

CHARCOAL CRUX 4, L.L.C.

Date:	December 18, 2018	Date:	/s/ John J. Ryan
Name: John. J. Ryan Title: President

Address:
65 East 55th Street
30th Floor
New York. NY 10022
Facsimile: (646) 289-7690 Email: KSLegal@kingstreet.com With a copy to (which shall not constitute notice): CLEARY GOTTLIEB STEEN & HAMILTON LLP One Liberty Plaza New York, NY 10006
			Attention:	Richard J. Cooper
Francisco L. Cestero
Denise Filauro
			Email:	rcooper@cgsh.com
fcestero@cgsh.com
dfilauro@cgsh.com

[Signature Page to Registration Rights Agreement]

REDWOOD CAPITAL MASTER FUND, LTD.

Date:	December 18, 2018	By: Redwood Capital Management, LLC, its investment manager

		By:	/s/ Ruben Kliksberg
Name: Ruben Kliksberg Title: Co-CEO

REDWOOD DRAWDOWN MASTER FUND, L.P.

Date:	December 18, 2018	By: Redwood Capital Management, LLC, its investment manager

		By:	/s/ Ruben Kliksberg
Name: Ruben Kliksberg Title: Co-CEO

Address:
910 Sylvan Avenue
Englewood Cliffs, NJ 07631
U.S.A
Email: rkliksberg@redwoodcap.com chagedorn@redwoodcap.com With a copy to (which shall not constitute notice): CLEARY GOTTLIEB STEEN & HAMILTON LLP One Liberty Plaza New York, NY 10006
			Attention:	Richard J. Cooper
Francisco L. Cestero
Denise Filauro
			Email:	rcooper@cgsh.com
fcestero@cgsh.com
dfilauro@cgsh.com

[Signature Page to Registration Rights Agreement]

GOLDENTREE CREDIT OPPORTUNITIES MASTER FUND LTD.

GOLDENTREE DISTRESSED MASTER FUND 2014 LTD.

GOLDENTREE DISTRESSED FUND 2014 LP

GOLDENTREE E DISTRESSED DEBT MASTER FUND II LP

GOLDEN TREE E DISTRESSED DEBT FUND II LP

GOLDEN TREE ENTRUST MASTER FUND SPC ON BEHALF OF AND FOR THE ACCOUNT OF SEGREGATED PORTFOLIO I GOLDENTREE MASTER FUND, LTD.

GN3 SIP LIMITED

GN3 SIP LIMITED

GN3 SIP L.P.

GOLDENTREE INSURANCE FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.

GOLDENTREE NJ DISTRESSED FUND 2015 LP

GT NM, L.P.

LOUISIANA STATE EMPLOYEES RETIREMENT SYSTEM

GOLD COAST CAPITAL SUBSIDIARY X LIMITED

GOLDENTREE HIGH YIELD VALUE MASTER UNIT TRUST

MA MULTI-SECTOR OPPORTUNISTIC FUND, LP

GOLDENTREE MULTI-SECTOR MASTER FUND ICAV—GOLDENTREE MULTI-SECTOR MASTER FUND PORTFOLIO A CENTURYLINK, INC. DEFINED BENEFIT MASTER TRUST

GOLDEN TREE HIGH YIELD VALUE FUND OFFSHORE (STRATEGIC), LTD.

CREDIT FUND GOLDEN LTD

HIGH YIELD AND BANK LOAN SERIES TRUST

ROCK BLUFF HIGH YIELD PARTNERSHIP, L.P.

GUADALUPE FUND, LP

KAPITALFORENINGEN UNIPENSION INVEST, HIGH YIELD OBLIGATIONER

GOLDENTREE MULTI-SECTOR FUND OFFSHORE ERLSA, LTD.

[Signature Page to Registration Rights Agreement]

HEALTHCARE EMPLOYEES’ PENSION PLAN – MANITOBA

By: Goldentree Asset Management LP, its investment manager

Date:	December 18, 2018	By:	/s/ Peter Alderman
Name: Peter Alderman Title: Vice-President

Address:
300 Park Avenue,
New York, New York 10022
USA
Facsimile: 212-847-3496 Email: palderman@goldentree.com With a copy to (which shall not constitute notice): CLEARY GOTTLIEB STEEN & HAMILTON LLP One Liberty Plaza New York, NY 10006
			Attention:	Richard J. Cooper
Francisco L. Cestero
Denise Filauro
			Email:	rcooper@cgsh.com
fcestero@cgsh.com
dfilauro@cgsh.com

[Signature Page to Registration Rights Agreement]

SOLUS ALTERNATIVE MANAGEMENT LP, on behalf of certain funds and accounts managed thereby

Date:	DECEMBER 18, 2018	By:	/s/ C.J. Lanktree
Name: C.J. Lanktree Title: Partner/Portfolio Manager

Address:
c/o Solus Alternative Asset Management LP 410 Park Avenue New York, NY 10022 Telephone: 212-284-4300 Email: jzinman@soluslp.com
With a copy to (which shall not constitute notice): Davis POLK & WARDWELL LLP 450 Lexington Avenue New York, New York 10017
			Attention:	Timothy Graulich
Stephen Salmon
			Email:	timothy.graulich@davispolk.com
stephen.salmon@davispolk.com

[Signature Page to Registration Rights Agreement]

TRINITY INVESTMENTS DESIGNATED ACTIVITY COMPANY

Date:	December 18, 2018	By:	/s/ David Alhadeff
Name: David Alhadeff Title: Attorney

Address:
7 Seymour Street London, W1H 7JW United Kingdom
Facsimile:_________________________ Email: david.alhadeff@attestorcapital.com

[Signature Page to Registration Rights Agreement]

KNIGHTHEAD MASTER FUND, L.P.

Date:	December 18, 2018	By: Knighthead Capital Management, LLC, its Investment Manager

		By:		/s/ Laura Torrado
Name: Laura Torrado Title: General Counsel

Address:
Knighthead Capital Management, LLC
1140 Avenue of the Americas
12th Floor
New York, NY 10036
Attn: Laura Torrado
Facsimile: 212-356-3933
Email: ltorrado@knighthead.com
Knighthead Capital Management, LLC
1140 Avenue of the Americas
12th Floor
New York, NY 10036
Attn: Michael Friedberg
Facsimile: 212-356-2901
Email: ops@knighthead.com
With a copy to (which shall not constitute notice): DECHERT LLP 1095 Avenue of the Americas New York, NY 10036
			Attention:	Allan S. Brilliant
Craig P. Druehl
Charles I. Weissman
			Email:	allan.brilliant@dechert.com
craig.druehl@dechert.com
charles.weissman@dechert.com

[Signature Page to Registration Rights Agreement]

KNIGHTHEAD (NY) FUND, L.P.

Date:	December 18, 2018	By: Knighthead Capital Management, LLC, its Investment Manager

		By:		/s/ Laura Torrado
Name: Laura Torrado Title: General Counsel

Address:
Knighthead Capital Management, LLC
1140 Avenue of the Americas
12th Floor
New York, NY 10036
Attn: Laura Torrado
Facsimile: 212-356-3933
Email: ltorrado@knighthead.com
Knighthead Capital Management, LLC
1140 Avenue of the Americas
12th Floor
New York, NY 10036
Attn: Michael Friedberg
Facsimile: 212-356-2901
Email: ops@knighthead.com
With a copy to (which shall not constitute notice): DECHERT LLP 1095 Avenue of the Americas New York, NY 10036
			Attention:	Allan S. Brilliant
Craig P. Druehl
Charles I. Weissman
			Email:	allan.brilliant@dechert.com
craig.druehl@dechert.com
charles.weissman@dechert.com

[Signature Page to Registration Rights Agreement]

KNIGHTHEAD ANNUITY & LIFE ASSURANCE COMPANY

Date:	December 18, 2018	By: Knighthead Capital Management, LLC, its Investment Manager

		By:		/s/ Laura Torrado
Name: Laura Torrado Title: General Counsel

Address:
Knighthead Capital Management, LLC
1140 Avenue of the Americas
12th Floor
New York, NY 10036
Attn: Laura Torrado
Facsimile: 212-356-3933
Email: ltorrado@knighthead.com
Knighthead Capital Management, LLC
1140 Avenue of the Americas
12th Floor
New York, NY 10036
Attn: Michael Friedberg
Facsimile: 212-356-2901
Email: ops@knighthead.com
With a copy to (which shall not constitute notice): DECHERT LLP 1095 Avenue of the Americas New York, NY 10036
			Attention:	Allan S. Brilliant
Craig P. Druehl
Charles I. Weissman
			Email:	allan.brilliant@dechert.com
craig.druehl@dechert.com
charles.weissman@dechert.com

[Signature Page to Registration Rights Agreement]

YORK GLOBAL FINANCE FUND, L.P.

Date:	December 18, 2018	By:	/s/ Richard P. Swanson
Name: Richard P. Swanson Title: General Counsel

York Global Finance Fund, L.P.

c/o Operations

767 Fifth Avenue, 17th Floor

New York, NY 10153

operations@yorkcapital.com

P: 212-710-6595

F: 212-300-1302

With a copy to (which shall not constitute notice):

DECHERT LLP

1095 Avenue of the Americas

New York, NY 10036

			Attention:	Allan S. Brilliant
Craig P. Druehl
Charles I. Weissman
			Email:	allan.brilliant@dechert.com
craig.druehl@dechert.com
charles.weissman@dechert.com

[Signature Page to Registration Rights Agreement]

MARBLE RIDGE MASTER FUND LP

Date:	December 18, 2018	By: Marble Ridge Capital GP LLC, its general partner

		By:	/s/ Dan Kamensky
Name: Dan Kamensky Title: Managing Partner

Address:
111 West 33rd Street Suite 2116
New York, NY 10120
Facsimile:_________________________ Email: dKamensky@marbleridegecap.com

[Signature Page to Registration Rights Agreement]

BURLINGTON LOAN MANAGEMENT DESIGNATED ACTIVITY COMPANY

Date:	As of 18 December 2018	By:	/s/ Roddy Stafford
Name: Roddy Stafford Title: Director

Address:
5th Floor, The Exchange
George’s Dock, IFSC
Dublin 1, Ireland
Facsimile: N/A Email: DKCOSEC@walkersglobal.com Freshfields Bruckhaus Deringer 601 Lexington Avenue 31st Floor New York, NY
			Attention:	Scott Talmadge
			Email:	Scott.TALMADGE@freshfields.com

[Signature Page to Registration Rights Agreement]

SYZYGY CAPITAL MANAGEMENT, LTD.

Date:	December 18, 2018	By:	/s/ Dennis Prieto
Name: Dennis Prieto Title: Authorized Signatory

Address:
Syzygy Capital Management, Ltd.
c/o Aurelius Capital Management, LP
535 Madison Avenue
31st Floor
New York, NY 10022
Facsimile: +1 (212) 786-5916 Email: dprieto@aurelius-capital.com With a copy to (which shall not constitute notice): DECHERT LLP 1095 Avenue of the Americas New York, NY 10036
			Attention:	Allan S. Brilliant
Craig P. Druehl
Charles I. Weissman
			Email:	allan.brilliant@dechert.com
craig.druehl@dechert.com
charles.weissman@dechert.com

[Signature Page to Registration Rights Agreement]

CANYON CAPITAL ADVISORS LLC, on behalf of its clients listed below.

Date:	December 18, 2018	By:		/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan Title: Authorized Signatory

Canyon-ASP Fund, L.P.

Canyon Balanced Master Fund, Ltd.

Canyon Distressed Opportunity Master Fund II, L.P.

Canyon-SL Value Fund, L.P.

The Canyon Value Realization Master Fund, L.P.

Canyon Blue Credit Investment Fund L.P.

Canyon-GRF Master Fund II, L.P.

Canyon Distressed Opportunity Investing Fund II, L.P.

Canyon NZ-DOF Investing, L.P.

EP Canyon Ltd.

Canyon Value Realization MAC 18 Ltd.

Canyon Value Realization Fund, L.P.

Address:
Attn: Legal
2000 Avenue of the Stars, 11th Floor
Los Angeles, California 90067
Facsimile: 1-310-272-1341
Email: emiller@canyonpartners.com;
damico@canyonpartners.com;
njohnson@canyonpartners.com
With a copy to (which shall not constitute notice): DECHERT LLP 1095 Avenue of the Americas New York, NY 10006
			Attention:	Allan S. Brilliant
Craig P. Druehl
Charles I. Weissman
			Email:	allan.brilliant@dechert.com
craig.druehl@dechert.com
charles.weissman@dechert.com

[Signature Page to Registration Rights Agreement]

CVI EMCVF Lux Securities Trading S.a.r.l.

Date:	December 18, 2018	By:	CarVal Investors, LLC, its Attorney-in-Fact

		By:	/s/ Jeremiah Gerhardson
Name: Jeremiah Gerhardson Title: Authorized Signatory

Address:
11-13 Boulevard de la Foire
L-1528, Luxembourg
Luxembourg
Facsimile: +1 952 367 1473 Email: carval_gcsadminmpls@carval.com With a copy to (which shall not constitute notice): DECHERT LLP 1095 Avenue of the Americas New York, NY 10006
			Attention:	Allan S. Brilliant
Craig P. Druehl
Charles I. Weissman
			Email:	allan.brilliant@dechert.com
craig.druehl@dechert.com
charles.weissman@dechert.com

[Signature Page to Registration Rights Agreement]

EOX Lux Securities S.a.r.l.

Date:	December 18, 2018	By:	CarVal Investors, LLC, its Attorney-in-Fact

		By:	s/ Jeremiah Gerhardson
Name: Jeremiah Gerhardson Title: Authorized Signatory

Address:
11-13 Boulevard de la Foire
L-1528, Luxembourg
Luxembourg
Facsimile: +1 952 367 1473 Email: carval_gcsadminmpls@carval.com With a copy to (which shall not constitute notice): DECHERT LLP 1095 Avenue of the Americas New York, NY 10006
			Attention:	Allan S. Brilliant
Craig P. Druehl
Charles I. Weissman
			Email:	allan.brilliant@dechert.com
craig.druehl@dechert.com
charles.weissman@dechert.com

[Signature Page to Registration Rights Agreement]

CITADEL EQUITY FUND LTD

Date:	December 18, 2018	By:		Citadel Advisors LLC, as its Portfolio Manager

		By:		/s/ Donna Rix
Name: Donna Rix Title: Authorized Signatory

Address:
To: Citadel Equity Fund Ltd, Registered office:
c/o Maples Corporate Services Limited,
PO Box 309 Ugland House, Grand Cayman,
KY1-1104, Cayman Islands
Copy to: Attn: Legal & Compliance, Citadel
Advisors LLC, 131 South Dearborn Street,
Chicago, Illinois 60603, USA
Copy to: Attn: Legal & Compliance, Citadel
Europe LLP, c/o Citadel Enterprise Europe
Limited, 120 London Wall, London EC2Y
5ET, United Kingdom
Email: CitadelAgreementNotice@citadel.com And LondonLegalCompliance@citadel.com With a copy to (which shall not constitute notice): DECHERT LLP 1095 Avenue of the Americas New York, NY 10006
			Attention:	Allan S. Brilliant
Craig P. Druehl
Charles I. Weissman
			Email:	allan.brilliant@dechert.com
craig.druehl@dechert.com
charles.weissman@dechert.com

[Signature Page to Registration Rights Agreement]

BENNETT RESTRUCTURING FUND, L.P.

Date:	December 18, 2018	By:		Restructuring Capital Associates, L.P., its general partner

		By:		Bennett Capital Corporation, its general partner

		By:		/s/ Scott Donahue
Name: Scott Donahue Title: V.P.

BENNETT OFFSHORE RESTRUCTURING FUND, INC.

Date:	December 18, 2018	By:		Bennett Offshore Investment Corporation, its investment manager

		By:		/s/ Scott Donahue
Name: Scott Donahue
Title: V.P.

Address:
2 Stamford Plaza, Suite 1501
281 Tresser Blvd.
Stamford, CT 06901 USA
Facsimile: +1 (203) 353-3101 Email: Bennett.Ops@bennettmgmt.com With a copy to (which shall not constitute notice): DECHERT LLP 1095 Avenue of the Americas New York, NY 10006
			Attention:	Allan S. Brilliant
Craig P. Druehl
Charles I. Weissman
			Email:	allan.brilliant@dechert.com
craig.druehl@dechert.com
charles.weissman@dechert.com

[Signature Page to Registration Rights Agreement]

EXHIBIT A

Oi S.A. – IN JUDICIAL REORGANIZATION

SELLING SHAREHOLDER QUESTIONNAIRE

The undersigned (the “Selling Shareholders”) understand that Oi S.A. – In Judicial Reorganization (the “Company”) intends to file with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form F-1 (the “Registration Statement”) for the registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities (as such term is defined in the Registration Rights Agreement, dated December 17, 2018, among the Company and the Potential Shareholders party thereto (the “Registration Rights Agreement”)) held by the undersigned, pursuant to the terms of the Registration Rights Agreement. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement. Reference is made to that certain Subscription and Commitment Agreement, dated as of December 19, 2017 (as amended, restated, supplemented and otherwise modified from time to time, the “Subscription Agreement”).

In order to sell the Registrable Securities pursuant to the Registration Statement, each Selling Shareholder will be required to be named or otherwise identified as a Selling Shareholder in the Registration Statement and the related prospectus. Selling Shareholders are required to complete and deliver this Questionnaire in order to verify the accuracy of information regarding the Selling Shareholder that is included in the Registration Statement and will be included in the related prospectus at the time of effectiveness.

Certain legal consequences arise from being named as a Selling Shareholder in the Registration Statement and the related prospectus. Accordingly, Selling Shareholders are advised to consult securities law counsel regarding the consequences of being named or not being named as a Selling Shareholder and of providing false, misleading or incomplete information regarding a Selling Shareholder in the Registration Statement and the related prospectus.

Please return this Questionnaire as soon as possible, but in no event later than 5:00 p.m. New York City time on January 22, 2019, to the attention of Mark Bagnall at the following address:

Mark Bagnall

Partner

White & Case LLP

Southeast Financial Center

200 South Biscayne Blvd., Suite 4900

Miami, FL 33131-2352

Email: mbagnall@whitecase.com

Tel: (305) 995-5225

1.	Full Legal Name of Registered Owner or Owners (if being completed on behalf of multiple funds or accounts)

2.	Identification Information (please provide for each relevant fund or account or indicate if applicable to all)

Address:

Attention:

3.	Amount of Registrable Securities to be Offered:

Please indicate below the aggregate number of Common ADSs to be offered under the Resale Registration Statement as required to be specified in the selling shareholder table in the Resale Registration Statement. Alternatively, if you would like all Unsubscribed Shares (as defined in the Subscription Agreement) and Commitment Fee Shares (as defined in the Subscription Agreement) allocated to such Selling Shareholder as specified pursuant to Section 4(c) of the Subscription Agreement, please so indicate:

4.	Beneficial Ownership of Securities

“Beneficial ownership” is determined according to rules of the SEC. Securities “beneficially owned” by the Selling Shareholder include not only securities held in his, her or its name, but also securities over which the Selling Shareholder, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security, and/or (ii) investment power which includes the power to dispose of, or to direct the disposition of, such security. This may include, but is not limited to, securities held for the Selling Shareholder by custodians, brokers, relatives, executors, administrators or trustees (including trusts in which the person has only a remainder interest) if by reason of contract, relationship, understanding or arrangement he, she or it obtains benefits substantially equivalent to those of ownership; securities held for the Selling Shareholder’s account by a partnership of which the Selling Shareholder is a partner; and securities owned by any corporation which the Selling Shareholder should regard as a personal holding corporation.

Shares Owned: In the table below, please identify issued and outstanding shares of the Company that you beneficially own as of the date of this Questionnaire.

Name of Registered Holder	Type of Security	Number of Shares

Options and Rights to Acquire Shares: In the table below, please identify shares of the Company that you have the right to acquire within 60 days from the date of this Questionnaire. Such acquisition of beneficial ownership could be (i) through the exercise of any option, warrant or right, (ii) through the conversion of a security, or (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement or through the automatic termination of such arrangements.

Name of Registered Holder	Type of Security	Number of Shares (issued or issuable)

Except as listed above, the undersigned Selling Shareholder does not beneficially own any shares of the Company.

5.	Description of Beneficial Ownership

The rules of the SEC require that the Registration Statement identify the “beneficial owner” of the shares to be sold. The beneficial owner is the person that, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security, and/or (ii) investment power which includes the power to dispose of, or to direct the disposition of, such security. Please set out below or as an attachment a description of the beneficial ownership of the shares to be sold in the form that you wish it to appear in the prospectus:

6.	Relationships with the Company

Except as set forth below or pursuant to the Subscription Agreement or the Agreed Plan (as defined in the Subscription Agreement), neither the Selling Shareholder nor any of his, her or its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or any of its predecessors or affiliates) during the past three (3) years (other than any relationship arising solely out of your ownership of shares of the Company):

7.	Broker/Dealers

Are you a registered broker-dealer or an affiliate of a registered broker-dealer?

Yes                    No

If you are a registered broker-dealer or an affiliate of a registered broker-dealer, please elaborate below and confirm whether, at the time of purchase of the shares, you had any agreements, plans or understandings, directly or indirectly, with any person to distribute the shares:

No such agreements, plans or understandings.

The undersigned had such agreements, plans or understandings (please elaborate below).

Description in response to question 7:

*****

By signing below, the undersigned consents to the disclosure of the information contained herein or attached hereto in connection with its answers to items (1) through (6) above and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned agrees to promptly notify the Company of any changes in such information which may occur subsequent hereto and prior to the effective date of the Registration Statement.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent on behalf of each Selling Shareholder named in this Questionnaire.

By:
Name:
Title:
Dated:

PLEASE RETURN THIS FULLY COMPLETED AND EXECUTED QUESTIONNAIRE FOR RECEIPT BY 5:00 P.M. NEW YORK CITY TIME ON JANUARY 22, 2019.

EXHIBIT B

FORM OF JOINDER AGREEMENT

TO REGISTRATION RIGHTS AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned in accordance with Section 10(d) of the Registration Rights Agreement dated as of December 17, 2018 (as the same may be amended from time to time, the “Registration Rights Agreement”) among Oi S.A. – In Judicial Reorganization (the “Company”) and the Potential Shareholders party thereto. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

The Potential Shareholder party hereto (the “Potential Shareholder”) is a signatory to the Registration Rights Agreement. The Potential Shareholder hereby (1) assigns the rights and obligations under the Registration Rights Agreement with respect to any Unsubscribed Shares that the Potential Shareholder is obligated to acquire under the Subscription Agreement and any Commitment Fee Shares that the Potential Shareholder is entitled to receive under the Subscription Agreement (and any Registrable Securities issued or issuable with respect thereto) to the Person or Persons (a) designated by the Potential Shareholder as obligated to acquire such Unsubscribed Shares or entitled to receive such Commitment Fee Shares, and (b) named as the “Joining Party” on the signature page hereto, or (2) assigns the rights and obligations under the Registration Rights Agreement with respect to the Registrable Securities that the Potential Shareholder has transferred or assigned to the Person or Persons named as the “Joining Party” on the signature page hereto.

Each Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, as of the date hereof, the Joining Party shall be deemed to be a party to the Registration Rights’ Agreement and shall have all of the rights and obligations of a “Potential Shareholder” thereunder with respect to any Registrable Securities issued to it under the Subscription Agreement or transferred or assigned to it by the Potential Shareholder as if it had been an original party to the Registration Rights Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Registration Rights Agreement.

[Signature Page Follows.]

B-1

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

[NAME OF POTENTIAL SHAREHOLDER]

Date:	By:
Name: Title:

[Signature Page to Joinder Agreement]

B-2

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

[NAME OF JOINING PARTY]

Date:	By:
Name: Title:

Address:

Facsimile: Email: Name: Title: Number of Registrable Securities assigned or transferred:
With a copy to (which shall not constitute notice):

[Signature Page to Joinder Agreement]

B-3